Global Atlantic Portfolios

Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio

(formerly Global Atlantic Franklin Dividend and Income Managed Risk Portfolio)

(the “Portfolio”)

Class II Shares

Supplement dated December 30, 2025

to the Summary Prospectus

dated May 1, 2025 (the “Summary Prospectus”)

Effective September 30, 2025, Thomas Runkel no longer serves as a portfolio manager of the Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio (the “Portfolio”).  Also, effective September 30, 2025, Albert Chan is added as a portfolio manager for the Portfolio.  Accordingly, effective September 30, 2025, all references to Mr. Runkel in the Summary Prospectus are deleted in their entirety. Matt Quinlan, Amritha Kasturirangan, Nayan Sheth, Patrick Klein, Michael Salm and Tina Chou (with respect to the capital appreciation and income component) and Adam Schenck and Maria Schiopu (with respect to the managed risk portion) will continue to serve as portfolio managers for the Portfolio.

The information under the heading “MANAGEMENT” for the Portfolio is updated to include the following row below the row for Ms. Chou:

Albert Chan, CFA	Portfolio Manager for Franklin Templeton Fixed Income Group of Franklin Advisers	September 30, 2025

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

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